INVESTMENT INCOME (Tables)	12 Months Ended
Dec. 31, 2018
INVESTMENT INCOME
Schedule of investment income

	Year ended December 31,
	2016	2017	2018
	Thousand USD	Thousand USD	Thousand USD
Interest income	83	186	93
Interest income from amounts due from related parties	242	259	298
Share of profit of associates(Note b)	173	—	189
Disposal of associates(Note a)	—	7,446	—
	498	7,891	580
(a)

In March 2017, Sky Solar Japan KK entered into a share transfer agreement with Orix Holdings to sell the share interest in OKY Solar 1 K.K and OKY Solar Omut K.K at the consideration of JPY1,068 million (US$9.18 million), which was closed on March 29, 2017 with all consideration paid in cash. The company recorded a gain on disposal of subsidiaries of JPY 837 million (USD 7.4 million).

(b)

Since the Group maintains 30% of the variable returns of 1088526 B.C. Ltd. ("1088526") and 1091187 B.C. Ltd. ("1091187") by 2018 (Note 22), the Group recorded the share of profit of USD 189 thousand in 2018.